**PRESS RELEASE**

Contact:
-------
Kim M. Davidson
Executive Vice President
(609) 399-0012



                             OCEAN SHORE HOLDING CO.
                             -----------------------
                        ANNOUNCES DATE OF ANNUAL MEETING
                        --------------------------------

         Ocean City, New Jersey -- February 23, 2007. Ocean Shore Holding Co. (Nasdaq: OSHC) announced today that the Corporation's annual meeting of shareholders will be held on Wednesday, May 16, 2007.

         Ocean Shore Holding Co. is the holding company for Ocean City Home Bank, which operates from 8 offices in Atlantic and Cape May Counties, New Jersey.